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Exhibit 10.21

FIFTH AMENDMENT

TO AMENDED AND RESTATED

CAPROLACTAM AND POLYMER SUPPLY AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CAPROLACTAM AND POLYMER SUPPLY AGREEMENT (this “Amendment”) is entered into as of March 1, 2017, by and between AdvanSix Resins & Chemicals LLC (“Seller”), and Shaw Industries Group, Inc., a Georgia corporation (“Buyer”).

Recitals

WHEREAS, on April 1, 2013, Seller and Buyer entered into that certain Amended and Restated Caprolactam and Polymer Supply Agreement (as amended, the “Agreement”);

WHEREAS, the parties desire to amend certain provisions of the Agreement; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties, intending to be legally bound hereby, agree as follows:

1.         Section 1.8 of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 1.8, as follows:

1.8. Washwater Supply. From January 1, 2017 through the last day of the term of the Agreement, Buyer shall supply to Seller and Seller shall purchase from Buyer the Wash water. Such Washwater shall contain on average for each Fiscal Year during the Term at least [***] percent ([***]%) monomer equivalent caprolactam.

2.         Section 1.9 of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 1.9, as follows:

“1.9 [***] Volume Adjustment. Notwithstanding Article 1.2 of this Agreement, between [***], through [***], (i) the annual Minimum Volume shall be [***] ([***]) pounds of Product, and (ii) the annual Maximum Volume shall be [***] ([***]) pounds of Product. Notwithstanding Article 1.2(a) of the Agreement, the minimum annual volume for Polymer shall be [***] pounds ([***]) and the maximum annual volume for Polymer shall be [***] pounds ([***]) from [***], through [***].

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The resulting total product mix for [***] ([***]) pounds is [***] ([***]) pounds of [***] Caprolactam [***] and [***] ([***]) pounds of [***] polymer. Seller may substitute [***] polymer for [***] polymer.”

3.         Section 1.4 of the Agreement is deleted in its entirety, and inserted in lieu is a new Section 1.4, as follows:

“1.4 Further Volume Adjustments. Notwithstanding any of the foregoing contained in this Agreement, overall volume ranges of Product to be purchased by the Buyer during the periods described in the Agreement may be amended, with respect to any [***] ([***])-month period, to reflect an increase or decrease in the annualized rate in an amount not to exceed [***] ([***]) pounds, with [***] ([***]) days prior written notice by the Buyer to Seller; provided, however, that under no circumstance shall the Buyer be entitled to purchase Product at an annualized rate of more than [***] ([***]) pounds. In the event of any such amendment, notwithstanding the provisions of the Agreement, such range of annualized rate of Product to be purchased by the Buyer established by such an amendment shall remain in effect until such time, if any, that the Buyer shall again exercise its rights under and subject to this Article 1.4 to further increase or decrease in the minimum and/or maximum annualized rate of Product to be purchased by the Buyer then-in-effect in an amount not to exceed [***] ([***]) pounds.”

4.         Section 2.1 of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 2.1, as follows:

“2.1 Caprolactam Pricing. The price for each pound of [***] Caprolactam shall be the sum of (x) [***] ($[***]) plus (y) the Caprolactam Index Amount (as defined in Schedule 2.1(I)), which, may be a positive or a negative amount, plus (z) the Caprolactam Adder Amount. The Caprolactam Adder Amount shall be: (i) for the period of [***], through [***], [***] ($[***]) per pound of Product, (ii) for the period of [***], through [***], [***] ($[***]) per pound of Product, and (iii) for the period of [***], through the last day of the Term, [***] ($[***]) per pound of Product.”

5.         Section 2.4 of the Agreement is deleted in its entirety, and inserted in lieu thereof is a new Section 2.4, as follows:

2.4. Washwater Pricing. The price for each pound of Washwater shall be equal to (A) the percentage of caprolactam contained in such pound multiplied by the price per pound of [***] Caprolactam (calculated pursuant to Article 2.1) in effect from time to time under this Agreement, minus (B) [***] ($[***]). The percentage of caprolactam contained in a pound of Washwater shall be calculated by Seller at its Hopewell facility, using Seller’s test method QALAC-0029 (Attachment I to this Amendment) or other mutually agreed method and shall include only monomer equivalent caprolactam, with no credit being given for any oligomers present in the

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Washwater. If in any Fiscal Year the average percentage of caprolactam in all Washwater supplied that year is not at least [***] ([***]%), then Seller may invoice Buyer for an increased pro-rata share of its caprolactam recovery costs commensurate with the actual percentage of caprolactam contained in Washwater during the year.

6.         Steam - Steam shall be redefined as the average actual dollars per [***] pounds of delivered steam for the previous [***], in US dollars, as reported by Seller. Seller will provide a written [***] summary.

7.         All capitalized terms used, but not defined, herein shall have the meaning set forth in the Agreement.

8.         This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

9.         Except as expressly modified in this Amendment, the Agreement remains in full force and effect. The Agreement and this Amendment together constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all prior agreements or understandings between the Parties as to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Caprolactam and Polymer Supply Agreement as of the date first above written.

AdvanSix Resins & chemicals LLC			SHAW INDUSTRIES GROUP, INC.

By:	/s/	Erin Kane	By:	/s/	David Morgan
		Erin Kane			David Morgan
		President			Executive Vice President Operations

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Attachment I

HOPEWELL PLANT

Quality Assurance Analytical Procedure	Number QALAC-0029
Subject: The determination of Caprolactam in Dilute Caprolactam, Wash Water, and Caprolactam (Lactam) Inventory Samples.	Revision R-7
SupersedesQALAC-0029 R-6 March 13, 2009
Date June 19, 2012
Dept Mgt. Approval Dale Nesselrodt Approval Signature Available on Master Copy	Page 1 of 8

1.0       PURPOSE

This analytical procedure describes the method for the determination of Caprolactam in Dilute Caprolactam, Wash Water, and Caprolactam (Lactam) Inventory Samples.

2.0       SCOPE

This procedure applies to the analysis of Caprolactam in Dilute Caprolactam, Wash Water, and Caprolactam (Lactam) Inventory samples from the Caprolactam process at the Hopewell Plant Lactam.

3.0       DEFINITIONS

None

4.0       SAFETY ISSUES/EQUIPMENT

Standard hand and eye protection is required.

5.0       SPECIAL TOOLS/EQUIPMENT/MATERIALS

5.1	Special Tools/Equipment:
5.1.1	Glassware associated with standard analytical analysis
5.1.2	Agilent 6890 gas chromatograph, or equivalent, equipped with a Flame Ionization Detector (FID).
5.1.3	Agilent VP-Class Data Collection System, or equivalent
5.1.4	10 μL syringe or Agilent 7683B Series Automatic Liquid Sampler (ALS)
5.1.5	A balance capable of weighing to ± 0.01 grams
5.1.6	A magnetic stirring motor and a magnetic stirring bar
5.1.7	4 - 8 oz. sample bottles with caps, or 150 mL

Erlenmeyer flasks with stoppers/caps

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NOTE:	Glassware used is to be clean, unbroken, and of adequate size and volume capacity to perform this procedure. Adhering to these conditions, and dependent upon availability, technicians are empowered to select and use glassware for the completion of this procedure.

5.2	Materials:
5.2.3	Diethyl phthalate (C6H4)-1,2-(CO2C2H5)2, reagent grade
5.2.4	Methanol (CH3OH), reagent grade
5.2.5	Distilled water
5.2.6	Acetone, for syringe washing

NOTE:	Purity of Reagents - Reagent grade chemicals will be used in all tests. Unless otherwise indicated, it is intended that all reagents will conform to the specifications of the Committee on Analytical Reagents of the American Chemical Society, where such specifications are available.

Purity of Water - Reference to water shall be understood to mean reagent water conforming to the specifications for reagent water (ASTM Designation D 1193).

6.0       PROCEDURE

6.1	Preparation of Diethyl Phthalate Internal Standard.

6.1.1 Transfer 600 ± 0.2 g of Diethyl Phthalate to a 20-L carboy, or equivalent.

6.1.2 Dilute to the 20-L mark with reagent grade Methanol.

6.1.3 Insert a paddle mixer wand attached to a variable speed, electric mixer. Stir the solution until all of the Diethyl Phthalate goes into solution.

6.1.4 Keep the solution in the 20-L carboy. Use as needed.

6.1.5 Label the solution as follows:

6.1.5.1 Diethyl Phthalate Internal Standard

6.1.5.2 Preparation date

6.1.5.3 Expiration date (3 months from preparation date)

6.1.5.4 Preparer’s initials

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6.2	Preparation of Calibration Standard.

NOTE: The calibration standard solution batch size may be increased or decreased as desired by multiplying (or dividing) the components by the same factor. For example, in step 6.2.4, 4 g of solution may be used as long as 96 g of DEP internal standard solution is added to the standard solution. Select an appropriately sized mixing container.

6.2.1	Transfer 50 ± 0.2 g finished product Caprolactam (VT-297/360 or flake Lactam) to an 8 oz. sample bottle.

6.2.2	Transfer 50 ± 0.2 g of distilled water to the sample bottle.

6.2.3 Cap the sample bottle and shake vigorously to thoroughly mix the solution.

6.2.4 Transfer 2.00 g of the resulting solution into a 4-oz bottle, or equivalent. Record the weight to the nearest 0.01 g.

6.2.5 Transfer 48.00 g of the Diethyl Phthalate Internal Standard (prepared in 6.1) into the 4-oz bottle. Record the weight to the nearest 0.01 g.

6.2.6 Cap the bottle and shake vigorously to thoroughly mix the contents.

NOTE: The percentage of Caprolactam in this standard corresponds to 100% Caprolactam. Dilution is necessary for accurate quantitation on the gas chromatograph.

6.2.7 Prepare a nominal 50% QA check standard sample by the following procedure:

6.2.7.1 Transfer 1.00 g of the calibration solution prepared in step 6.2.6 into a 4-oz bottle. Record the weight to the nearest 0.01 g.

6.2.7.2 Transfer 1.00 g of distilled water into the 4-oz bottle. Record the weight to the nearest 0.01 g.

6.2.7.3 Transfer 48.00 g of Diethyl Phthalate Internal Standard solution in to the 4-oz bottle. Record the weight to the nearest 0.01 g. Cap and shake vigorously.

6.3 Preparation of Sample

6.3.1 Obtain the necessary Caprolactam sample. Shake the sample bottle vigorously to thorough homogenize the sample.

NOTE: Wash water samples from Chesterfield are brought over to the lab in 4-oz sample bottles as each shipment arrives at the Hopewell Plant. A bi-weekly composite is prepared on Sunday evenings and Wednesday mornings. The composites are prepared by thoroughly shaking each

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individual sample and transferring 2-oz of the homogenized sample into a composite bottle. The remaining individual samples are retained until all analyses are complete and permission to dispose of the samples is obtained from laboratory supervision. An 8-oz aliquot of the completed composite sample is secured and retained for future reference, if needed. Place the retained composite sample in the solutions lab where the solutions technician can record and store the retain sample in its proper storage location. At least three Chesterfield wash water samples must be present to prepare a composite. If there are fewer than three samples present, then save the samples until the next composite period.

6.3.2 Transfer 1.00 g of the Lactam sample into an 4-oz bottle. Record the weight to the nearest 0.01 g.

NOTE: Perform this step immediately after shaking the sample when analyzing Wash Water. Otherwise, the solids may settle to the bottom of the sample bottle and a non representative sample will be obtained.

6.3.3 Transfer 1.00 g of distilled water and 48.00 g of the Diethyl Phthalate Internal Standard into the 4-oz bottle. Record the weight of the distilled water and internal standard to the nearest 0.01 g.

6.3.4 Cap the bottle and shake vigorously to thoroughly mix the sample.

6.3.5 Repeat steps 6.3.1 - 6.3.4 for each inventory, wash water or dilute caprolactam sample.

6.4	Method Calibration

6.4.1 Obtain the calibration standard prepared in 6.2.

6.4.2 Following the manufacturer’s instructions, configure the CLASS-VP Data collection system to report the results by Internal Standard calibration using the method program defined for this analysis. Refer to the current method settings in the GC Reference. Enter the standardization and QA check sample data and preparation weights into the sequence table.

6.4.3 Prepare an Agilent 6890 gas chromatograph (or equivalent) to operate under the following conditions.

Column:	4’ x 1/4” x 2mm I.D. (or 4mm ID) glass, packed with Tenax GC 60/80 mesh Packed

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column or 15 m x 0.53 mm x 1.0 micron RTX-WAX Capillary column or equivalent.
Detector: Flame Ionization

Injection Port Temperature:	320 °C

Detector Temperature:	350 °C

Column Oven Temperature:	270 °C Isothermal

Carrier Gas:	Adjustable to obtain suitable component resolution and analysis time. (nominally 30 mL/min for Packed columns and 5 mL/min for Capillary columns Helium flow)

NOTE: The chromatographic conditions are to be optimized for the best separation and sensitivity for the sample being analyzed. Refer to current chromatographic conditions in the GC Reference for the particular sample being analyzed.

6.4.4	Using an ALS, equipped with a 10 μL syringe, inject 1 μL of Calibration standard into the gas chromatograph and allow the Data collection software operate until the completion of the scan.

6.4.5	Clean the syringe after injecting each standard according to the following procedures:

6.4.5.1	Allow for ALS systems to automatically clean syringes after injection. Verify that all solvent vials are full and waste vials are empty for ALS systems.

6.4.6	Determine the Caprolactam peak of the scan using the appropriate GC Reference and compare the results of the scan to the known value of the standard.

6.4.7	Follow the standard department procedure for the method calibration of the gas chromatograph, as stated in QADP-0008. If the first injection

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falls outside of ± 1% of the known value of the internal standard, two successive injections of the standard must be obtained which agree within ± 1% of the known values(s) of the internal standard before the method is considered to be calibrated. The QA check sample result must be within ± 2% of the expected prepared concentration value.

6.5	Sample Analysis

6.5.1	Following the manufacturer’s instructions, configure the CLASS-VP Data collection system to report the sample results by Internal Standard calibration using the method program defined for this analysis. Refer to the current method settings in the GC Reference. Enter the sample information and preparation weights into the sequence table.

6.5.2	Using an ALS, equipped with a 10 μL syringe, inject 1 μL of each sample into the gas chromatograph operating as described in Step 6.4.3 and allow the Data collection software operate until the completion of the scan.

6.5.3	After injecting the sample, clean the syringe according to the steps described in 6.4.5.

6.5.4	Using the CLASS-VP Software (as described in Step 6.4.2) determine the Caprolactam concentration in units of percent.

6.6	Calculations

6.6.1	Report the Caprolactam concentration to the nearest 0.1%. Results are to be reported to the nearest 0.1% with values of less than 0.1% reported as <0.1%.

6.6.1.1	Report results directly from the data report from the Class-VP software.